EXHIBIT   99.3

FIDELITY NATIONAL FINANCIAL, INC.

AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN

FIDELITY NATIONAL FINANCIAL, INC.

AMENDED AND RESTATED
2001 STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED NOVEMBER 12, 2004

      The FIDELITY NATIONAL FINANCIAL, INC. AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN (the “Amended and Restated Plan”), established by FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the “Company”), and amended and restated effective as of the 24th day of July, 2001 (the “Effective Date”), is hereby amended and restated for the second time effective November 12, 2004, subject to approval by the Company’s stockholders.

ARTICLE 1.

PURPOSES OF THE PLAN

      1.1.     Purposes. The purposes of the Amended and Restated Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2.

DEFINITIONS

      For purposes of this Amended and Restated Plan, the following terms shall have the meanings indicated:

      2.1.     Administrator. “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

      2.2.     Affiliated Company. “Affiliated Company” means any subsidiary of the Company, any business venture which the Company has a significant interest, as determined at the discretion of the Administrator. However, for purposes of eligibility to receive Incentive Options, “Affiliated Company” means any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

      2.3.     Award. “Award” means any award made pursuant to Articles 5, 6, and 6A of this Amended and Restated Plan including Options, Restricted Stock, and Deferred Shares.

      2.4.     Board. “Board” means the Board of Directors of the Company.

      2.5.     Change in Control. “Change in Control” shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

      2.6.     Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      2.7.     Committee. “Committee” means a committee of two or more “outside” (within the meaning of Code Section 162(m)) members of the Board appointed to administer the Amended and Restated Plan, as set forth in Section 7.1 hereof.

      2.8.     Common Stock. “Common Stock” means the Common Stock, $.0001 par value of the Company, subject to adjustment pursuant to Section 4.2 hereof.

      2.9.     Continuous Service. “Continuous Service” means uninterrupted service as an Officer, employee of the Company or of an Affiliated Company, member of the Board (whether or not employed by the Company or an Affiliated Company), or Service Provider. Continuous Service shall not be considered interrupted (unless an Award otherwise specifies) in the case of: (i) any approved or legally-mandated leave of absence, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy; (ii) changes in status with the Company (including changes to advisory or emeritus status); or (iii) in the case of transfers between locations of the Company or between the Company, any Affiliated Company, or their respective successors.

      2.10.     Deferred Share. “Deferred Share” means a share of the Common Stock credited under Section 6A.2 of this Amended and Restated Plan.

      2.11.     Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

      2.12.     Effective Date. “Effective Date” means the date on which the Amended and Restated Plan is adopted by the Board, as set forth on the first page hereof.

      2.13.     Exercise Price. “Exercise Price” means the purchase price per share of Common Stock payable upon exercise of an Option.

      2.14.     Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a national stock exchange or a NASDAQ market system which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the principal stock exchange or NASDAQ market system on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such exchange or NASDAQ market system on the next preceding day for which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on a national stock exchange or NASDAQ market system which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

      If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

      2.15.     Incentive Option. “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

      2.16.     Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

      2.17.     NASD Dealer. “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

      2.18.     Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Shareholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

      2.19.     Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

      2.20.     Offeree. “Offeree” means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Amended and Restated Plan.

      2.21.     Option. “Option” means any option to purchase Common Stock granted pursuant to the Amended and Restated Plan.

      2.22.     Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Amended and Restated Plan.

      2.23.     Optionee. “Optionee” means a Participant who holds an Option.

      2.24.     Participant. “Participant” means an individual or entity who holds an Option, a Right to Purchase, Restricted Stock, or rights to Deferred Shares under the Amended and Restated Plan.

      2.25.     Purchase Price. “Purchase Price” means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

      2.26.     Restricted Stock. “Restricted Stock” means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

      2.27.     Right to Purchase. “Right to Purchase” means a right to purchase Restricted Stock granted to an Offeree pursuant to Article 6 hereof.

      2.28.     Service Provider. “Service Provider” means a consultant or other person or entity who provides services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Amended and Restated Plan.

      2.29.     Stock Purchase Agreement. “Stock Purchase Agreement” means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase or a right to accrue Deferred Shares offered under the Amended and Restated Plan.

      2.30.     10% Shareholder. “10% Shareholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3.

ELIGIBILITY

      3.1.     Incentive Options. Officers and other employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Amended and Restated Plan.

      3.2.     Nonqualified Options, Rights to Purchase, Restricted Stock, and Deferred Shares. Officers and other employees of the Company or of an Affiliated Company, members of the Board or of the board of directors of any Affiliated Company (whether or not employed by the Company or an Affiliated Company), Service Providers, customers and suppliers of the Company or of an Affiliated Company are eligible to receive

Nonqualified Options, Rights to Purchase, Restricted Stock, or Deferred Shares under the Amended and Restated Plan.

      3.3.     Limitation on Shares. In no event shall any Participant be granted Options or Rights to Purchase pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds the total number of shares then available for grants under Section 4.1 hereof. In no event shall the aggregate number of shares of Common Stock subject to Incentive Options exceed 4,026,275.

ARTICLE 4.

PLAN SHARES

      4.1.     Shares Subject to the Amended and Restated Plan. A total of 4,026,275 shares of Common Stock, plus, on the date of each annual meeting of the stockholders an additional 332,750 shares of Common Stock, may be issued under the Amended and Restated Plan subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Amended and Restated Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement or (c) any shares of Restricted Stock or Deferred Shares are forfeited for any reason, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired of forfeited, shall again be available for grant or issuance under the Amended and Restated Plan. Notwithstanding the foregoing, the annual increase in the number of shares available for issuance under this Amended and Restated Plan shall not apply to annual meetings held after October 31, 2004 if the Fidelity National Financial, Inc. 2004 Omnibus Incentive Plan is approved by the Company’s stockholders.

      4.2.     Adjustment of Shares. In the event of a merger, reorganization, consolidation, recapitalization, liquidation, share exchange, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, combination of shares, reclassification or any change in the corporate structure of the Company, the Administrator shall make such equitable adjustments as it may deem appropriate, if any, in order to prevent dilution or enlargement of rights, which adjustments may include, but shall not be limited to, adjustments to the aggregate number and kind of shares subject to the Plan and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Stock Purchase Agreements, Restricted Stock, or Deferred Share Awards; provided, however, that, unless otherwise determined by the Administrator, the number of shares of Common Stock subject to any Option Agreement, Right to Purchase and Stock Purchase Agreement, Restricted Stock, or Deferred Share Award shall always be rounded down to a whole number. In the event of any cash distribution to stockholders other than a normal cash dividend, the Administrator shall have the discretion to distribute cash to holders of outstanding Awards in lieu of making equitable adjustments.

ARTICLE 5.

OPTIONS

      5.1.     Option Agreement. Each Option granted pursuant to this Amended and Restated Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Amended and Restated Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

      5.2.     Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following:

(a) the Exercise Price of an Option shall not be less than 100% of Fair Market Value on the date the Option is granted, and (b) if the person to whom an Incentive Option is granted is a 10% Shareholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Incentive Option is granted.

(b) the Exercise Price, for each Nonqualified Option granted pursuant to any program by which the Administrator or the Board allows a select Participant to receive Nonqualified Options in lieu of a bonus otherwise payable in cash, shall be reduced below Fair Market Value at the election of the Participant and in such dollar increment per Nonqualified Option as the Administrator determines in its discretion; provided that the aggregate Exercise Price reduction for the Nonqualified Options issued to such Participant shall equal the bonus that the Company would otherwise have paid in cash but for the Participant’s election to defer compensation. Notwithstanding anything herein to the contrary, no amendment made pursuant to the second amendment and restatement of this Amended and Restated Plan shall be applicable to any Options adjusted pursuant to this Section 5.2(b) to the extent application of such amendment(s) would cause such Options to become subject to Section 409A of the Code.

      5.3.     Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) certified or official bank check, wire transfer, or the equivalent thereof acceptable to the Company; (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee’s promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law. In addition, where the Committee provides written approval after investigating the associated financial accounting consequences, the Committee may provide in an Option Agreement for the payment of the Exercise Price on a cashless basis, by stating in the exercise notice the number of shares of Common Stock the Optionee elects to purchase pursuant to such exercise (in which case the Optionee shall receive a number of shares of Common Stock equal to the number the Optionee would have received upon such exercise for cash less such number of shares of Common Stock as shall then have a Fair Market Value in the aggregate equal to the Exercise Price due in respect of such exercise). The Committee may, in its discretion and for any reason, refuse to accept a particular form of consideration (other than cash or a certified or official bank check) at the time of any Option exercise.

      5.4.     Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Incentive Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

      5.5.     Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator.

      5.6.     Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Amended and Restated Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000.

      5.7.     Nontransferability of Options. Except as otherwise provided by the Administrator, no Incentive Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such optionee. Any other Award pursuant to the Amended and Restated Plan shall be transferable only by will, the laws of descent and distribution, or to an immediate family member of the optionee or a trust for an immediate family member; provided that any transferee of such an Award shall be subject to the terms of the original Award.

      5.8.     Rights as Shareholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

ARTICLE 6.

RIGHTS TO PURCHASE

      6.1.     Nature of Right to Purchase. A Right to Purchase granted to an Offeree entitles the Offeree to purchase shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”) provided, however, in no event shall the Purchase Price for a Right to Purchase be less than 100% of Fair Market Value on the date the Right to Purchase is granted. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

      6.2.     Acceptance of Right to Purchase. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Amended and Restated Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

      6.3.     Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by: (a) cash; (b) certified or official bank check, wire transfer, or the equivalent thereof acceptable to the Company; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Offeree’s promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

      6.4.     Rights as a Shareholder. Upon complying with the provisions of Section 6.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

      6.5.     Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (ii) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

      6.6.     Vesting of Restricted Stock. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

      6.7.     Dividends. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

      6.8.     Nonassignability of Rights. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Administrator.

      6.9.     Deferral Elections. The Participant may elect in accordance with Article 6A.1 hereto, with the Committee’s consent, to exchange Restricted Stock for an equivalent Deferred Share Award under Article 6A hereto (or a deferred compensation provision under another Company plan).

ARTICLE 6A.

DEFERRED SHARES

      6A.1     Deferral Elections. The Committee may permit employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers to irrevocably elect to receive the credits described in Section 6A.2 below in lieu of fees, salary, or other income from the Company that the Participant earns after the election; provided that employees of the Company will only be permitted to make deferral elections if the Committee determines they are members of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act of 1974). Any election pursuant to this Section 6A.1 shall be made before the Participant becomes legally entitled to the fees, salary, or other income being deferred; provided that (a) a deferral election with respect to Restricted Stock of previously Deferred Shares must be made more than 12 months before a Participant’s Restricted Stock vests or Deferred Shares are scheduled to be distributed to a Participant pursuant to this Article 6A; and provided further that (b) the Committee will honor an election made within 12 months of a scheduled vesting date (or distribution date for Deferred Shares) if the Participant consents in the election to irrevocably forfeit 5% of the Restricted Stock or Deferred Shares to which the Participant would otherwise be entitled.

      6A.2     Deferred Share Credits and Earnings. The Committee shall establish an internal Amended and Restated Plan account for each Participant who makes an election under Section 6A.1 hereto. At the end of each calendar year thereafter (or such more frequent periods as the Committee may direct or approve), the Committee shall credit the Participant’s account with a number of Deferred Shares having a Fair Market Value on that date equal to the compensation deferred during the year, and any cash dividends paid during the year on Deferred Shares previously credited to the Participant’s account. The Committee shall hold each Participant’s Deferred Shares until distribution is required pursuant to Section 6A.4 hereto.

      6A.3     Rights to Deferred Shares. Except as provided in Section 6.9 hereto, a Participant shall at all times be 100% vested in his or her right to any Deferred Shares and any associated cash earnings. A Participant’s right to Deferred Shares shall at all times constitute an unsecured promise of the Company to pay benefits as they come due.

      6A.4     Distribution of Deferred Shares and Earnings. The Committee shall distribute a Participant’s Deferred Shares in five substantially equal annual installments in real Shares commencing as of the first day of the calendar year beginning after the Participant’s Continuous Service terminates, provided that the Committee will honor a Participant’s election of a different time and manner of distribution if the election is made on a form approved by the Committee pursuant hereto. Fractional shares shall not be distributed, and instead shall be paid out in cash.

      6A.5     Hardship Withdrawals. A Participant may apply to the Committee for an immediate distribution of all or a portion of his or her Deferred Shares on account of hardship. The hardship must result from a sudden and unexpected illness or accident of the Participant or dependent, casualty loss of property, or other similar conditions beyond the control of the Participant. School expenses or residence purchases, for example, will not be considered hardships. Distributions will not be made to the extent a hardship could be relieved through insurance or by liquidation of the Participant’s nonessential assets. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s financial hardship. The determination of whether a Participant has a qualifying hardship and the amount to be distributed, if any, shall be made by the Committee in its discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

ARTICLE 7.

ADMINISTRATION OF THE PLAN

      7.1.     Administrator. Authority to control and manage the operation and administration of the Amended and Restated Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more “outside” (within the meaning of Code Section 162(m)) members of the Board (the “Committee”). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

      7.2.     Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Amended and Restated Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase and the opportunity to accrue Deferred Shares shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the Amended and Restated Plan; (c) to create, amend or rescind rules and regulations relating to the Amended and Restated Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Option or Right to Purchase under the Amended and Restated Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Amended and Restated Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Right to Purchase; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or Right to Purchase or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Amended and Restated Plan, but only to the extent not contrary to the express provisions of the Amended and Restated Plan. Notwithstanding the foregoing, and except as otherwise provided in Section 4.2 herein and except for those eligible employees of the Company or an Affiliated Company who qualified to participate in the Company’s Chairman’s Roundtable Program and, prior to the 2001 Annual Shareholders’ Meeting, made an election to defer a part of their entire 2001 bonus pursuant to the terms and conditions contained within the Chairman’s Roundtable Deferral of 2001 Annual Bonus Memo distributed to said employees in the first quarter of 2001 (see “Attachment 1”), the Administrator may not in any event (i) modify any Option to reduce the exercise price of such Option below 100% of Fair Market Value on the date the Option was granted, (ii) modify any Right to Purchase to reduce the Purchase Price of such Right to Purchase below 100% of Fair Market Value on the date the Right to Purchase was granted, or (iii) modify or otherwise credit a Participant’s account with Deferred Shares in addition to the number of Deferred Shares initially credited to such account based on the Fair Market Value on the date of such initial credit and the compensation amount deferred by such Participant. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Amended and Restated Plan shall be final and binding on the Company and all Participants.

      7.3.     Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Amended and Restated Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Amended and Restated Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Amended and Restated Plan.

ARTICLE 8.

CHANGE IN CONTROL

      8.1.     Change in Control. In order to preserve a Participant’s rights in the event of a Change in Control of the Company, (i) the time period relating to the exercise or realization of all outstanding Options, Rights to Purchase and Restricted Stock shall automatically accelerate immediately prior to the consummation of such Change in Control, except as otherwise provided by the Administrator in a Participant’s Option Agreement or Stock Purchase Agreement, and (ii) with respect to Options, Rights to Purchase, or Deferred Shares the Administrator in its discretion may, at any time an Option, Right to Purchase, or Deferred Share Award is granted, or at any time thereafter, take one or more of the following actions: (A) provide for the purchase or exchange of each Option or Right to Purchase for an amount of cash or other property having a value equal to the difference, or spread, between (x) the value of the cash or other property that the Participant would have received pursuant to such Change in Control transaction in exchange for the shares issuable upon exercise of the Option or Right to Purchase had the Option or Right to Purchase been exercised immediately prior to such Change in Control transaction and (y) the Exercise Price of such Option or the Purchase Price under such Right to Purchase, (B) adjust the terms of the Options, Rights to Purchase, or Deferred Shares in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options, Rights to Purchase, or Deferred Shares to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Amended and Restated Plan and the assumption of outstanding Options, Rights to Purchase, or Deferred Shares, or the substitution for such Options, Rights to Purchase, and Deferred Shares of new options, new rights to purchase or new deferred shares of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Amended and Restated Plan and such Options, Rights to Purchase, or Deferred Shares, or the new options, rights to purchase and deferred shares substituted therefor, shall continue in the manner and under the terms so provided, or (D) make such other provision as the Administrator may consider equitable. If the Administrator does not take any of the forgoing actions, all Options, Rights to Purchase, or Deferred Shares shall terminate upon the consummation of the Change in Control, unless the Common Stock remains listed or admitted to trading on a national stock exchange or a NASDAQ market system. The Administrator shall cause written notice of the proposed Change in Control transaction to be given to all Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

ARTICLE 9.

AMENDMENT AND TERMINATION OF THE PLAN

      9.1.     Amendments. The Board may from time to time alter, amend, suspend or terminate the Amended and Restated Plan in such respects as the Board may deem advisable, provided however, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law or agreement or if such amendment would:

(i) materially increase the benefits accruing to the Participants;

(ii) increase the number of shares of Common Stock available for issuance under the Amended and Restated Plan;

(iii) materially modify the requirements for eligibility to participate in the Amended and Restated Plan;

(iv) permit the grant of any Award at an exercise price or purchase price below 100% of Fair Market Value on the date of grant; or

(v) allow for the modification of any outstanding Award to reduce the exercise price or the purchase price of such Award below 100% of Fair Market Value on the date of grant of such Award.

      Notwithstanding the foregoing, the Board may alter or amend the Amended and Restated Plan to comply with the following: i) the elections made by employees of the Company or an Affiliated Company prior to the 2001 Annual Shareholders’ Meeting to defer a part or their entire 2001 bonus pursuant to the terms and conditions contained within the Chairman’s Roundtable Deferral of 2001 Annual Bonus Memo; and ii) requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Amended and Restated Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

      9.2.     Amended and Restated Plan Termination. Unless the Amended and Restated Plan shall theretofore have been terminated, the Amended and Restated Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options, Rights to Purchase, or Deferred Shares may be granted under the Amended and Restated Plan thereafter, but Option Agreements, Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms. No Awards shall be made under the Amended and Restated Plan on or after the date the Company’s stockholders approve the Fidelity National Financial, Inc. 2004 Omnibus Incentive Plan.

ARTICLE 10.

TAX WITHHOLDING

      10.1.     Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock or Deferred Share issued under the Amended and Restated Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

ARTICLE 11.

MISCELLANEOUS

      11.1.     Benefits Not Alienable. Other than as provided above, benefits under the Amended and Restated Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

      11.2.     No Enlargement of Employee Rights. This Amended and Restated Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Amended and Restated Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to limit the right of the Company or any Affiliated Company to discharge any Participant at any time.

      11.3.     Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.